UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)  June 29, 2004
                                   -------------

                                     1-13859
                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
               (Exact name of registrant as specified in Charter)

                Ohio                                      34-0065325
                ----                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

One American Road, Cleveland, Ohio                           44144
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(Address of principal executive Offices)                   (Zip Code)

                                 (216) 252-7300
               Registrant's telephone number, including area code

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ITEM 7. Financial Statements and Exhibits.

c) Exhibits.

The following is furnished as an Exhibit to this Report. Exhibit 99(a) - Earnings Release - First Quarter Ended May 31, 2004.

ITEM 12.  Results of Operations and Financial Condition.

On June 29, 2004, American Greetings Corporation ("the Corporation") reported its results for the first quarter ended May 31, 2004. The Corporation's earnings release for the first quarter ended May 31, 2004 is furnished as Exhibit 99(a) to this Form 8-K.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN GREETINGS CORPORATION

                                            By   /s/Joseph B. Cipollone
                                                 ----------------------------
                                                 Joseph B. Cipollone
                                                 Vice President
                                                 Corporate Controller
                                                 Chief Accounting Officer

June 29, 2004

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                                  EXHIBIT INDEX


Exhibit
No.
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99(a) Earnings Release - First Quarter Ended May 31, 2004.